THE LAZARD FUNDS, INC.

Lazard International Realty Equity Portfolio

Supplement to Prospectus and Summary Prospectus dated May 1, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective August 15, 2013, the Board of Directors of The Lazard Funds, Inc. has approved, for Lazard International Realty Equity Portfolio (the "Portfolio"), changing the Portfolio's policy with respect to the investment of 80% of its assets and changing the name of the Portfolio to Lazard Global Realty Equity Portfolio.  Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of Realty Companies (defined below), as well as certain synthetic instruments relating to Realty Companies.  Such synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments in Realty Companies and may include depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, warrants, rights, options and shares of exchange-traded funds.  "Realty Companies" are real estate-related companies of any size including, but not limited to, real estate investment trusts, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the healthcare, gaming, retailing, restaurant, natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real-estate intensive (i.e., the company's actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

In addition, under normal market conditions the Portfolio will invest significantly (at least 40%–unless market conditions are not deemed favorable by Lazard Asset Management LLC (the "Investment Manager"), in which case the Portfolio would invest at least 30%) in Realty Companies organized or located outside the US or doing a substantial amount of business outside the US.  The Investment Manager will allocate the Portfolio's assets among various regions and countries, including the United States (but in no less than three different countries).

Antony Knep, a Senior Vice President of the Investment Manager and a portfolio manager/analyst on the Investment Manager's Global Real Estate Securities team, will become a portfolio manager/analyst for the Portfolio effective August 15, 2013.  Prior to joining the Investment Manager in 2012, Mr. Knep was a Portfolio Manager at AEW Global Advisors.  Prior to that, he was with BT Funds Management, Deutsche Bank AG, BBY Limited, Richard Ellis International, Schroders Australia Limited and Perpetual Trustee Australia Ltd.  He began working in the investment field in 1990.

Dated:  June 10, 2013